UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2007
Date of Report (Date of earliest event reported)

PAPERTRADEX (US) INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52395	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 5.18, 130 Shaftesbury Avenue
London, England	W1D 5EU
(Address of principal executive offices)	(Zip Code)

+44(0) 20 7031 1185
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01           Changes in Registrant’s Certifying Accountant

Staley, Okada & Partners, Chartered Accountants (“Staley, Okada”), have resigned as principal independent registered public accounting firm of the Company effective January 16, 2007. In view of this resignation, the Company has engaged Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, as its principal independent registered public accounting firm effective January 22, 2007. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The report of Staley, Okada dated November 2, 2006 on the consolidated balance sheets of the Company as at September 30, 2006 and 2005 and the related consolidated statements of changes in stockholders’ deficiency, operations, and cash flows for each of the years ended September 30, 2006 and 2005 and the period from incorporation (August 28, 2003) to September 30, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

In connection with the audit of the period from incorporation (August 28, 2003) to September 30, 2006 through to the date of their resignation, there were no disagreements between the Company and Staley, Okada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Staley, Okada would have caused them to make reference thereto in their report on the Company’s audited consolidated financial statements.

The Company has provided Staley, Okada with a copy of the foregoing disclosures and has requested in writing that Staley, Okada furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Staley, Okada wherein they have confirmed their agreement to the Company’s disclosures. A copy of Staley, Okada’s letter has been filed as an exhibit to this report.

Item 9.01            Financial Statements and Exhibits

(a)            Financial Statements of Business Acquired.

Not applicable.

(b)            Pro forma Financial Information.

Not applicable.

(c)            Shell Company Transaction.

Not applicable.

(d)            Exhibits.

Exhibit	Description

16.1	Letter of Staley, Okada dated January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed its behalf by the undersigned hereunto duly authorized.

PAPERTRADEX (US) INC.

Date: January 22, 2007	By:	/s/ Rory Oliver
Rory Oliver
President and Chief Executive Officer

3.